UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2010

SABINE PASS LNG, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-138916	20-0466069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Assignment of Terminal Use Agreement

On June 24, 2010, Cheniere Marketing, LLC (“Cheniere Marketing”), a wholly owned subsidiary of Cheniere Energy, Inc. (“Cheniere”), entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) with Cheniere Energy Investments, LLC (“Cheniere Investments”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (the “Partnership”). Also on June 24, 2010 and in connection with Cheniere Marketing’s entering into the Assignment and Assumption Agreement, Sabine Pass LNG, L.P. (“Sabine Pass”), a wholly owned subsidiary of the Partnership, and JPMorgan LNG Co. entered into an Amended and Restated Capacity Rights Agreement (the “Amended and Restated Capacity Rights Agreement”), and Cheniere Marketing, Sabine Pass and JPMorgan LNG Co. terminated the Tri-Party Agreement, dated March 26, 2010 and effective as of April 1, 2010, by and among Cheniere Marketing, Sabine Pass and JPMorgan LNG Co. (the “Original Tri-Party Agreement”). Cheniere Investments, Sabine Pass and JPMorgan LNG Co. entered into a new Tri-Party Agreement, dated June 24, 2010 (the “New Tri-Party Agreement”), to replace the Original Tri-Party Agreement. Each of the Assignment and Assumption Agreement, Amended and Restated Capacity Rights Agreement and New Tri-Party Agreement is effective as of July 1, 2010.

Assignment and Assumption Agreement

Under the Assignment and Assumption Agreement, Cheniere Marketing assigned to Cheniere Investments all of its rights, titles, interests, obligations and liabilities in and under the Amended and Restated LNG Terminal Use Agreement, dated November 9, 2006, between Cheniere Marketing and Sabine Pass, as amended by that certain Amendment to LNG Terminal Use Agreement dated June 25, 2007 (as amended, the “Terminal Use Agreement”), and Cheniere Investments accepted such assignment and assumed such obligations and liabilities. In connection with the assignment, Cheniere’s guarantee of Cheniere Marketing’s obligations under the Terminal Use Agreement was terminated. Under a Guarantee Agreement, dated June 24, 2010 and effective as of July 1, 2010 (the “Partnership Guarantee Agreement”), the Partnership guaranteed all of Cheniere Investments’ payment obligations under the Terminal Use Agreement.

Also under the Assignment and Assumption Agreement, Cheniere Marketing assigned to Cheniere Investments all of its rights, titles, interests, obligations and liabilities in and under the Surrender of Capacity Rights Agreement, dated March 26, 2010 and effective as of April 1, 2010, by and between Cheniere Marketing and Sabine Pass (the “Surrender of Capacity Rights Agreement”), and Cheniere Investments accepted such assignment and assumed such obligations and liabilities.

Amended and Restated Capacity Rights Agreement

Sabine Pass and JPMorgan LNG Co. entered into the Amended and Restated Capacity Rights Agreement to provide that the Terminal Use Agreement has been assigned from Cheniere Marketing to Cheniere Investments. Other than the foregoing, the Amended and Restated Capacity Rights Agreement contains the same general terms and conditions as the Capacity Rights Agreement, dated March 26, 2010 and effective as of April 1, 2010, by and between Sabine Pass and JPMorgan LNG Co., described in Cheniere’s Form 8-K filed on March 31, 2010.

New Tri-Party Agreement

Cheniere Marketing, Sabine Pass and JPMorgan LNG Co. agreed to terminate the Original Tri-Party Agreement effective as of July 1, 2010. Cheniere Investments, Sabine Pass and JPMorgan LNG Co. entered into the New Tri-Party Agreement substituting Cheniere Investments for Cheniere Marketing under the Original Tri-Party Agreement. Under the New Tri-Party Agreement, Cheniere Investments directs JPMorgan LNG Co. to pay directly to Sabine Pass any amounts assigned to Cheniere Investments under the Amended LNG Services Agreement. Other than the foregoing, the New Tri-Party Agreement contains the same general terms and conditions as the Original Tri-Party Agreement described in Cheniere’s Form 8-K filed on March 31, 2010.

The descriptions of the Assignment and Assumption Agreement, Partnership Guarantee Agreement, Amended and Restated Capacity Rights Agreement and New Tri-Party Agreement set forth above are not complete and are qualified in their entirety by reference to the full text of the respective documents, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 1.02 by reference.

ITEM 8.01	OTHER EVENTS.

On June 28, 2010, the Partnership issued a press release regarding the assignment of the Terminal Use Agreement from Cheniere Marketing to Cheniere Investments and the related Variable Capacity Rights Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits

Exhibit Number	Description

10.1

Assignment and Assumption Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and Cheniere Energy Investments, LLC (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Cheniere Energy, Inc. (SEC File No. 1-16383), filed on June 28, 2010).

10.2

Guarantee Agreement, dated June 24, 2010, by Cheniere Energy Partners, L.P. in favor of Sabine Pass LNG, L.P. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Cheniere Energy Partners, L.P. (SEC File No. 1-33366), filed on June 28, 2010).

10.3

Amended and Restated Capacity Rights Agreement, dated June 24, 2010, by and between Sabine Pass LNG, L.P. and JPMorgan LNG Co. (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Cheniere Energy, Inc. (SEC File No. 1-16383), filed on June 28, 2010).

10.4

Tri-Party Agreement, dated June 24, 2010, by and among Cheniere Energy Investments, LLC, Sabine Pass LNG, L.P. and JPMorgan LNG Co. (Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K of Cheniere Energy, Inc. (SEC File No. 1-16383), filed on June 28, 2010).

99.1	Press Release, dated June 28, 2010 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Cheniere Energy Partners, L.P. (SEC File No. 1-33366), filed on June 28, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LNG, L.P.

	By:	Sabine Pass LNG-GP, Inc., its general partner

Date: June 28, 2010	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Assignment and Assumption Agreement, dated June 24, 2010, by and between Cheniere Marketing, LLC and Cheniere Energy Investments, LLC (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Cheniere Energy, Inc. (SEC File No. 1-16383), filed on June 28, 2010).

10.2

Guarantee Agreement, dated June 24, 2010, by Cheniere Energy Partners, L.P. in favor of Sabine Pass LNG, L.P. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Cheniere Energy Partners, L.P. (SEC File No. 1-33366), filed on June 28, 2010).

10.3

Amended and Restated Capacity Rights Agreement, dated June 24, 2010, by and between Sabine Pass LNG, L.P. and JPMorgan LNG Co. (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Cheniere Energy, Inc. (SEC File No. 1-16383), filed on June 28, 2010).

10.4

Tri-Party Agreement, dated June 24, 2010, by and among Cheniere Energy Investments, LLC, Sabine Pass LNG, L.P. and JPMorgan LNG Co. (Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K of Cheniere Energy, Inc. (SEC File No. 1-16383), filed on June 28, 2010).

99.1	Press Release, dated June 28, 2010 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Cheniere Energy Partners, L.P. (SEC File No. 1-33366), filed on June 28, 2010).